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                                                                     EXHIBIT 24


                 POWER OF ATTORNEY WITH RESPECT TO REGISTRATION
                                  STATEMENTS OF
                            FORD MOTOR CREDIT COMPANY
          COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED
          DEBENTURES, NOTES SOLD THROUGH SALES AGENTS OR UNDERWRITERS,
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
                  AND SECURITIES BACKED BY COMPANY RECEIVABLES

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint D. P. Cosper, S. J. Thomas, S. P. Thomas and S. W. Murphy, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the Seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized by the Board of Directors of FORD MOTOR CREDIT COMPANY including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the prospectuses filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of the 13th day of August, 2003.

/s/ Michael E. Bannister                      /s/ Allan D. Gilmour
---------------------------------             --------------------------------
Michael E. Bannister                          Allan D. Gilmour

/s/ Terry D. Chenault                         /s/ Malcolm  S. Macdonald
---------------------------------             --------------------------------
Terry D. Chenault                             Malcolm  S. Macdonald

/s/ David P. Cosper                           /s/ Gregory C. Smith
---------------------------------             --------------------------------
David P. Cosper                               Gregory C. Smith

/s/ Don R. Leclair                            /s/ Carl E. Reichardt
---------------------------------             --------------------------------
Don R. Leclair                                Carl E. Reichardt

/s/ John T. Noone                             /s/ Richard C. Van Leeuwen
---------------------------------             --------------------------------
John T. Noone                                 Richard C. Van Leeuwen

                                /s/ A. J. Wagner
                        ---------------------------------
                                  A. J. Wagner